STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - Precision Strip Retirement and Savings Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 397,831,720	$ 364,732,370
Receivables:
Notes receivable from participants	7,443,954	6,840,317
Employer contribution receivable		13,496
Other receivables	2,993	3,367
Total receivables	7,446,947	6,857,180
Total assets	405,278,667	371,589,550
Liabilities
Due to trustee, net	38,684	14,598
Other payables	7,494	2,200
Total liabilities	46,178	16,798
Net assets available for benefits	$ 405,232,489	$ 371,572,752